ENVIRONMENTAL INDEMNITY


          This ENVIRONMENTAL INDEMNITY is made as of this 1st day of December, 1994, by PROGRESS PARTNERS, a New York general partnership having an office at 900 Third Avenue, New York, New York ("Borrower"), 900 3RD AVENUE ASSOCIATES, an Illinois general partnership having an office at 875 North Michigan Avenue, Suite 3900, Chicago, Illinois 60611 ("Associates"), CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIV, an Illinois limited partnership having an office at 900 N. Michigan Avenue, Suite 1200, Chicago, Illinois 60611 ("Carlyle XIV") and CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XV, an Illinois limited partnership having an office at 900 N. Michigan Avenue, Suite 1200, Chicago, Illinois 60611 ("Carlyle XV" and, collectively with Borrower, Associates and Carlyle XIV, "Indemnitor") to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having an office at 730 Third Avenue, New York, New York 10017 ("Lender").

                  Preliminary Statement

          A. Borrower is the owner of the real property located in New York County, New York as more particularly described in SCHEDULE A attached hereto (that real property, together with any additional real property hereafter encumbered by the lien of the Mortgage, as hereinafter defined, and all improvements now or hereafter located thereon and all rights and interests of Borrower therein, being hereinafter collectively called the "Premises");

          B. Lender is about to modify the terms of a loan made to Borrower, in the original principal amount of $91,750,000 (the principal, interest, and all other sums due and owing under the loan
being hereinafter collectively called the "Loan").   Borrower and Lender
are simultaneously herewith executing and delivering to each other that certain Agreement of Modification of Mortgages, Mortgage Notes and Assignment of Lessor's Interest in Leases (the "Modification Agreement"). The "Note" (as defined in the Modification Agreement) represents a valid indebtedness owed by Borrower to Lender and the "Mortgage" (as defined in the Modification Agreement) constitutes a first mortgage on the Premises;

          C. As a condition to modifying the terms of the Loan, Lender requires Indemnitor to provide certain indemnities;

          D. To induce Lender to modify the terms of the Loan and in consideration thereof, Indemnitor has agreed to provide those indemnities; and

          E. Pursuant to Section I of the Modification Agreement and other provisions of the Mortgage, Borrower has, among other things, covenanted and agreed that Borrower will cause the Premises to be at all times in compliance with all environmental laws, and Associates, Carlyle XIV and Carlyle XV (collectively, the "Other Indemnitors") and Borrower have agreed to jointly and severally enter into this Environmental Indemnity with the intention that, without limiting in any manner the joint and several liability of Borrower and the Other Indemnitors to Lender, as between Borrower and the Other Indemnitors, Borrower will continue to be responsible for compliance by the Premises with all environmental laws.

          NOW THEREFORE, in consideration of the matters described hereinabove and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor jointly and severally agrees as follows:

          1.  For purposes of this Environmental Indemnity:

          (a) "Borrower" is defined in the introductory paragraph hereof.

          (b) "Corrective Action" is defined in clause (c) of paragraph 2 hereof

          (c) "Environmental Laws" shall mean any and all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any governmental authority having jurisdiction over the Premises, pertaining to health, hazardous substances, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as the same be further amended (hereinafter collectively called "CERCLA").

          (d) "Environmental Problem" shall mean any of the following:

               (A) the presence, suspected presence, or alleged presence of any Hazardous Substance on, in, under, or above all or any portion of the Premises (unless such presence is in compliance with all Environmental Laws and such suspected or alleged presence would, if it were an actual presence, be in compliance with all Environmental Laws); or

               (B) the release, suspected release, threatened release, or alleged release of any Hazardous Substance from or onto the Premises (unless such release is in compliance with all Environmental Laws and such suspected, threatened or alleged release would, if it were an actual release, be in compliance with all Environmental Laws);

               (C) the violation, suspected violation, threatened violation, or alleged violation of any Environmental Law with respect to the Premises;

               (D) the failure, suspected failure, threatened failure, or alleged failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Law with respect to the Premises.

A condition described above shall be deemed to be an Environmental Problem regardless of whether or not any federal, state, or local governmental authority or agency has taken any action in connection with the condition.

          (e) "Environmental Report" shall mean a report prepared by a person or entity with expertise in identifying and analyzing
Environmental Problems that reports or describes, based on an assessment performed by or on behalf of that person or entity, Environmental
Problems that are or may be in existence with respect to the Premises.

          (f) "Foreclosure Date" shall mean the date the Premises are conveyed by foreclosure or other exercise of rights under the Mortgage, or by conveyance in lieu of such exercise of rights.

          (g) "Hazardous Substance" shall mean any substance that is defined or listed as a hazardous, toxic, or dangerous substance under any present or future Environmental Law or that is otherwise regulated or prohibited or subject to investigation or remediation under any present or future Environmental Law because of its hazardous, toxic, or dangerous properties, including, without limitation, (i) any substance that is a "hazardous substance" under CERCLA, and (ii) petroleum, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas).


          (h)  "Indemnified Expenses" is defined in clauses (a) and
(b) of paragraph 2 hereof.

          (i) "Lender Determination Date" is defined in clause (s) of paragraph 1 hereof.

          (j)  "Loan" is defined in the Preliminary Statement hereof.

          (k) "Loan Documents" shall mean the Note, the Mortgage, and all other instruments and documents evidencing or securing or otherwise executed or delivered in connection with the Loan and also including this Environmental Indemnity (it being understood, however, that this Environmental Indemnity is entirely independent of the Loan and does not evidence or secure the Loan).

          (l) "Modification Agreement" is defined in the Preliminary Statement hereof.

          (m) "Monitor Firm" is defined in clause (c) of paragraph 2 hereof.

          (n) "Mortgage" is defined in the Preliminary Statement hereof.

          (o)  "Note" is defined in the Preliminary Statement hereof.

          (p)  "Other Indemnitors" is defined in the Preliminary
Statement hereof.

          (q) "Premises" is defined in the Preliminary Statement hereof.

          (r) "Qualifying Report" is defined in clause (s) of paragraph 1 hereof.

          (s) "Release Date" shall mean either (A) if the Loan has been repaid in full, the later of (i) the fifth anniversary of the date of repayment in full of the Loan, (ii) if Lender has made any claim or demand under this Environmental Indemnity which, as of the aforesaid fifth anniversary, has not been paid in full or in respect of which Lender reasonably determines that Lender may incur further Indemnified Expenses, the date (after the payment in full of all claims for Indemnified Expenses made in accordance with this Environmental Indemnity) (such date, the "Lender Determination Date") on which Lender reasonably determines that no further Indemnified Expenses will be incurred by Lender or (iii) the date of Lender's approval of an environmental report with respect to the Premises which report (1) is dated not earlier than ninety days prior to a date ("Required Report Date") which is either (x) if clause (ii) does not apply, the aforesaid fifth anniversary or (y), if clause (ii) applies, the Lender Determination Date, (2) is prepared and certified by an environmental consulting firm acceptable to Lender, (3) is furnished to Lender at no expense to Lender, and (4) shows, in a manner satisfactory to Lender (with customary qualifications reasonably satisfactory to Lender), that the Premises are, at the date of the report, free from Hazardous Substances which are not in compliance with all Environmental Laws (a report which satisfies all of the foregoing requirements being herein referred to as a "Qualifying Report"), provided, however, that if, on or after the date of repayment of the Loan but prior to the Required Report Date, Borrower conveys its title to the Premises in a bona fide sale to an unaffiliated third party, the Required Report Date shall be deemed to be the date Borrower so conveys title to said third party, and (B) if the Loan has not been repaid in full, the later of (i) the eighth anniversary of the Foreclosure Date, (ii) if Lender has made any claim or demand under this Environmental Indemnity which, as of the aforesaid eighth anniversary, has not been paid in full or in respect of which Lender reasonably determines that Lender may incur further Indemnified Expenses, the Lender Determination Date or (iii) the date of Lender's approval of a Qualifying Report (except that, for purposes of this clause (B)(iii), such Qualifying Report shall be dated not earlier than ninety days prior to the Foreclosure Date. Notwithstanding anything in this Environmental Indemnity to the contrary, a discharge or other release of the Loan in connection with the exercise of remedies under the Mortgage or other Loan Documents shall not be considered a payment or repayment of the Loan for any purposes of this Environmental Indemnity.

          (t)  "Required Report Date" is defined in clause
(s) of paragraph 1 hereof.

          2. (a) Indemnitor shall, at its sole cost and expense, indemnify, defend (in accordance with the provisions of paragraph 14 hereof), protect, and hold harmless Lender and Lender's officers, trustees, directors, shareholders, employees, and agents against and from any and all damages, losses, liabilities, obligations, penalties, claims, sums paid in settlement of claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements, fines, encumbrances, liens, and expenses of any kind or of any nature whatsoever (collectively, the "Indemnified Expenses") that may at any time (including, without limitation, after the repayment of the Loan or after foreclosure or other exercise of rights under the Mortgage, or conveyance of the Premises in lieu of such exercise of rights but excluding any time after the Release Date) be imposed upon, incurred by (subject to the limitations of paragraph 2(c) hereof, if applicable), or asserted or awarded against, Lender or any such officers, trustees, directors, shareholders, employees, or agents to the extent that such Indemnified Expenses arise directly or indirectly from or out of any Environmental Problem, regardless of whether that Environmental Problem arises before or after the date hereof or before or after any repayment of the Loan or any conveyance of the Premises by foreclosure or other exercise of rights under the Mortgage, or conveyance in lieu of such exercise of rights, regardless of whether or not that Environmental Problem is the fault of Borrower, Indemnitor, or any other person or entity, and regardless of whether or not the Environmental Problem was disclosed in any Environmental Report performed for, or on behalf of, Lender in connection with the Loan or whether or not Lender has actual constructive knowledge of the Environmental Problem from any other source, provided, however, that Indemnitor shall have no liability under this paragraph as to an Environmental Problem which arises after the Release Date or as to which Indemnitor is relieved of liability pursuant to paragraph 2(d) and provided, further, that Indemnified Expenses shall be subject to the limitations set forth in paragraph 2(b) hereof. Notwithstanding anything in this Environmental Indemnity to the contrary, the aggregate liability of all of the entities comprising Indemnitor for any and all Indemnified Expenses and any other obligations of Indemnitor hereunder shall not, in the aggregate, exceed Ten Million Dollars ($10,000,000).

              (b) Indemnified Expenses shall include, without limitation, all of the following to the extent the same are incurred after the date hereof: (i) costs incurred in the removal of Hazardous Substances, costs incurred in investigation, monitoring, clean-up, and containment of Hazardous Substances, costs incurred to mitigate damages, closure costs, costs incurred for remediation and restoration, and other response costs to the extent the foregoing are required by Environmental Laws; (ii) costs incurred to cure any violations of Environmental Laws and costs of any Monitor Firms; (iii) damages for personal injury or death, or property loss; (iv) civil and criminal fines and penalties;
(v) costs incurred to remove any liens imposed by law in favor of the federal or any state or local government or governmental agency or authority in connection with an Environmental Problem; (vi) attorneys', accountants', consultants', and experts' fees and disbursements, administrative costs, and other out-of-pocket expenses (including any such fees, disbursements, costs, and expenses incurred as a result of groundless, false, or fraudulent claims or proceedings); (vii) diminution in the market value of the Premises; (viii) sums paid to tenants and other third parties (or offset against rents or other sums payable by such tenants and other third parties) for indemnification pursuant to leases or other agreements entered into by Borrower wherein such tenants or other third parties are entitled to indemnification or payment on account of Environmental Problems or pursuant to statutory or common law (if and to the extent the claims of such tenants or third parties are valid claims arising out of violations of any Environmental
Laws); (ix) consequential damages; (x) sums paid and any other liability to the federal government, any state or local government, any federal, state, or local governmental authority, or any other person or entity for any costs described above; (xi) sums paid in satisfaction of judgments; (xii) settlement costs (except to the extent excluded under the immediately following sentence); and (xiii) all other costs and expenses of any kind or nature (but subject to the specific limitations, if any, set forth in the foregoing clauses of this sentence). Notwithstanding the foregoing, as to any action or proceeding covered hereby in which Lender is a party or which may give rise to a lien against the Premises, (1) so long as all Indemnified Expenses incurred by Lender have been paid in full within ten (10) days after demand therefor from Lender to Indemnitor, (I) during the period prior to the Foreclosure Date, if Borrower is not a party to such action or proceeding and (II) during the period after the Foreclosure Date, as to any such action or proceeding, Lender may settle any such action or proceeding only with Borrower's prior written consent, which consent shall not be unreasonably withheld or delayed so long as, prior to the Foreclosure Date, such settlement does not create any lien, encumbrance or defect in title with respect to the Premises and does not include any admission of a release of Hazardous Substances or any admission of a violation of any Environmental Laws and (2) if Indemnitor shall fail to pay in full any Indemnified Expenses within ten (10) days after demand therefor from Lender to Indemnitor, Lender may settle any action or proceeding covered hereby in which Lender is a party without Borrower's consent. With regard to any action or proceeding covered hereby, the settlement of which is not addressed by the preceding sentence, any such settlement shall be in compliance with Paragraph 13 hereof.

              (c) Without limiting Indemnitor's obligations hereunder, in the event of any Environmental Problem, Lender may, in Lender's sole discretion: (i) by notice to Indemnitor (if Lender is giving such notice prior to the Foreclosure Date), obligate Indemnitor to take appropriate action to correct or ameliorate the Environmental Problem to the extent required by Environmental Laws, in which event Indemnitor shall take such action at Indemnitor's sole expense; (ii) at all times after the Foreclosure Date and, with respect to the period prior to the Foreclosure Date, upon the failure of Indemnitor to take satisfactory action after a notice to Indemnitor in accordance with clause (i) above (with all determinations as to such failure being made by Lender in Lender's sole discretion), itself take appropriate action to correct or ameliorate the Environmental Problem to the extent required by Environmental Laws, in which event Indemnitor shall cooperate with Lender and shall indemnify Lender for the costs incurred in taking such action in accordance with this Environmental Indemnity; and/or (iii) exercise any other rights or remedies that Lender may have (except that, prior to the Foreclosure Date, such exercise of rights or remedies shall not include Lender, itself, taking action to correct or ameliorate the Environmental Problem to the extent required by Environmental Laws unless and until Lender complies with the conditions set forth in clause (ii) above); but Lender shall have no obligation to do any of the foregoing. Notwithstanding the foregoing, (1) if Borrower has conveyed title to the Premises in a bona fide sale to an unaffiliated third party, then Indemnitor shall not be obligated to take the actions described in clause (i) of the immediately preceding sentence and Lender's rights under clause (ii) of the immediately preceding sentence shall be limited to Lender's rights under the Loan Documents (other than this Environmental Indemnity) or under applicable law but such rights shall not be conditioned upon the giving of a notice pursuant to clause (i) of the immediately preceding sentence, and (2) if the Loan has been repaid in full, (x) Indemnitor covenants and agrees that, so long as Borrower, any of the Other Indemnitors or any affiliate of Borrower or of any of the Other Indemnitors owns the Premises, Indemnitor shall cause the owner of the Premises to take such actions as a reasonably prudent owner of real property similar to the Premises would take to first investigate and, as necessary, correct or ameliorate any Environmental Problem to the extent required by Environmental Laws,
(y) except for enforcement of the covenant and agreement set forth in clause (x) above, Lender shall not have the right to perform any work on the Premises to correct or ameliorate any Environmental Problem or to obligate Indemnitor to perform such work on the Premises and (z) except for the limitation set forth in clause (y) above, all of Lender's other rights and remedies under this Environmental Indemnity (including, without limitation, the indemnification and defense of Lender in accordance with subparagraph 2(a) above) shall remain in full force and effect. So long as all Indemnified Expenses incurred by Lender have been paid in full, if Lender elects to take action after the Foreclosure Date to correct or ameliorate an Environmental Problem as described in clause (ii) of the first sentence of this subparagraph 2(c) (any such actions being herein referred to as "Corrective Actions") Lender shall notify Borrower of such election, and if Borrower notifies Lender, within 10 days after Lender's aforesaid notice to Borrower, that Borrower has engaged an independent environmental engineering or consulting firm (a "Monitor Firm") (which Monitor Firm, with appropriate name and telephone numbers of persons to be contacted, shall be specified in Borrower's notice) to monitor Lender's Corrective Actions then Lender shall permit such Monitor Firm to monitor such Corrective Actions, subject to such rules and regulations as Lender and the contractors performing such Corrective Actions shall require, provided, however, that (x) neither Borrower nor such Monitor Firm shall have any right to perform, impede, control, direct or in any manner interfere with such Corrective Actions, (y) neither Lender nor its contractors shall have any liability to the Monitor Firm and (z) if, after such Monitor Firm has been notified of any rules or regulations in connection with the monitoring of Corrective Actions, such Monitor Firm materially breaches any of such rules or regulations (with all determinations as to such material breach being made by Lender in Lender's sole discretion), then Lender may, by notice to Borrower, terminate all further rights of Borrower to monitor such Corrective Actions. Notwithstanding the foregoing, if (I) a Monitor Firm reasonably determines that any Corrective Action being taken will worsen (rather than ameliorate or correct) an Environmental Problem, (II) Indemnitor or such Monitor Firm notifies Lender, in accordance with the notice provisions of this Environmental Indemnity, of such deficiencies of such Corrective Action and of the one or more alternatives to such Corrective Action which would avoid such deficiencies while correcting such Environmental Problem, (III) Lender and the contractor(s) performing such Corrective Work do not adopt one or more of the proposed alternatives (or any other changed approach approved by the Monitor Firm, which approval shall not be unreasonably withheld) and (IV) failure to adopt the proposed alternatives does, in fact, worsen the Environmental Problem, then Indemnified Expenses shall not include any loss or damage caused by such worsening of the Environmental Problem.

              (d) Notwithstanding anything herein to the contrary, if the Premises are conveyed by foreclosure or other exercise of rights under the Mortgage, or conveyance in lieu of such exercise of rights, then the indemnity provided for under this Environmental Indemnity shall not apply to any Environmental Problem that arises after and not on or before the Foreclosure Date unless the Environmental Problem results in whole or in part from acts or omissions by Indemnitor or Borrower or from acts or omissions prior to the Foreclosure Date by any other person or entity (other than Lender). The indemnity provided for under this Environmental Indemnity shall, however, apply to Indemnified Expenses incurred after the Foreclosure Date that arise from any Environmental Problem in existence on or before the Foreclosure Date or any Environmental Problem otherwise not excluded from coverage under the immediately preceding sentence, even if that Environmental Problem is not discovered until after the Foreclosure Date unless the condition becomes an Environmental Problem as a result of a change in Environmental Laws that becomes effective after the Foreclosure Date. Indemnitor shall have the burden of proving that any Environmental Problem arises after the Foreclosure Date and the burden of proving that a condition became an Environmental Problem as a result of a change in Environmental Laws that became effective after the Foreclosure Date and if Indemnitor is unable to satisfy that burden of proof, then Indemnitor's obligations hereunder for Indemnified Expenses arising out of that Environmental Problem shall be effective and shall not be reduced or diminished.

          3. The obligations of Indemnitor hereunder are independent of the obligations of Borrower under the other documents and instruments which constitute the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitor hereunder, whether or not an action is brought against Borrower under the other documents and instruments which constitute the Loan Documents and whether or not Borrower is joined in any action against the Other Indemnitors. Nothing in this Environmental Indemnity is intended to reduce or limit in any manner the obligations and liabilities of Borrower under the other documents and instruments which constitute the Loan Documents.

          4. This Environmental Indemnity is given solely to protect Lender and not as additional security for, or as a means of repayment of, the Loan and is entirely independent of the Loan, and shall not be measured or affected by any amounts at any time owing under the Loan Documents, the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lender to secure repayment of the Loan, or the consideration given by Lender or any other party in order to acquire the Premises or any portion thereof. None of the obligations of Indemnitor hereunder shall be in any way secured by the other documents and instruments which constitute the Loan Documents or by the lien of the Mortgage.

          5. Indemnitor's obligations hereunder shall survive repayment of the Loan and shall survive any conveyance of the Premises (including, without limitation, any conveyance by foreclosure or by other exercise of rights under the Mortgage, or conveyance of the Premises in lieu of such exercise of rights), provided, however, that Indemnitor's obligations shall terminate on the Release Date and provided, further, that this Environmental Indemnity shall terminate on the date that a creditworthy entity acceptable to Lender, in Lender's sole discretion, duly authorizes, executes and delivers to Lender an environmental indemnity substantially in the form of this Environmental Indemnity in connection with a transfer of the Premises.

          6. This Environmental Indemnity shall bind the successors of Indemnitor and inure to the benefit of the successors and assigns of Lender (including, without limitation, any participants of Lender with respect to the Loan), provided, however, that prior to the Foreclosure Date, Lender may only assign this Environmental Indemnity to a person or entity to whom the Loan Documents are being or have been assigned and provided, further, that on and after the Foreclosure Date this Environmental Indemnity may only be assigned to (i) a subsidiary of Lender controlled by Lender or (ii) another entity controlled by Lender.

          7. The obligations of Indemnitor under this Environmental Indemnity are not limited or impaired by any provisions in the Loan Documents exculpating Borrower or Borrower's partners from personal liability thereunder or limiting Lender's recourse against Borrower or Borrower's partners. Notwithstanding the foregoing provisions of this Environmental Indemnity, none of JMB Realty Corporation, a Delaware corporation ("JMB Realty"), Progress Properties, Inc., a New York corporation ("PPI"), J.R.A. Realty Corp., a New York corporation ("JRA"), or P-C 900 Third Associates, a New York limited partnership ("P-C") (JMB Realty, PPI, JRA and P-C being herein collectively referred to as the "Initial Exempt Entities"), nor any Additional Exempt Persons (as hereinafter defined) shall have any direct or indirect personal liability to Lender under, for or in connection with any of the obligations set forth in this Environmental Indemnity, provided, however, that in no event shall the Initial Exempt Entities or the Additional Exempt Persons include the Recourse Entities (as hereinafter defined) or an Owner Entity (as hereinafter defined). Unless such successor or assign is an Owner Entity or a Recourse Entity, Initial Exempt Entities shall include successors or assigns of Initial Exempt Entities. Notwithstanding the foregoing provisions of this Environmental Indemnity, for purposes of this Environmental Indemnity, neither the deficit capital account of any direct or indirect partner in Borrower, nor any obligation of any direct or indirect partner in Borrower to restore a deficit capital account or to contribute capital to Borrower or to any direct or indirect partner in Borrower, shall be deemed to be the property or asset of Borrower or the applicable direct or indirect partner in Borrower, as the case may be, and Lender shall not have the right to collect, enforce or proceed against or with respect to any such deficit capital account or obligation to restore or contribute. As used herein:

          (i) the term "Recourse Entities" shall mean all the following: (a) Associates (but excluding, solely as to this clause (a), any partners (directly or indirectly) of a partner of Associates), (b) Carlyle-XIV (but excluding, solely as to this clause (b), any partners (directly or indirectly) of Carlyle-XIV), (c) Carlyle-XV (but excluding, solely as to this clause (c), any partners (directly or indirectly) of Carlyle-XV) and (d) the respective successors and assigns of the entities covered by clauses (a), (b) and
     (c) above, but excepting, as to all of clauses (a), (b), (c) and (d) above, their respective employees and authorized agents, (it being understood that the exclusion of any partner under any of clauses (a), (b) or (c) shall not constitute per se an exclusion under any of the other clauses),

           (ii) the term "Owner Entity" shall mean Progress Partners, a New York general partnership, but excluding (a) PPI, JRA, P-C 900 and their respective successors and assigns, (b) any direct or indirect partners (an "Excluded Partner") in a partner of (I) Associates or (II) any successor or assign of Associates and (c) the successors or assigns of any Excluded Partners, and

          (iii) the term "Additional Exempt Persons" shall mean all of the following: (a) any individual or entity that was, is or becomes a partner in Carlyle-XIV, Carlyle-XV, PPI, JRA or P-C, directly or indirectly through one or more other partnerships, (b) any officer, director, employee, shareholder, trustee, beneficiary or agent of JMB Realty Corporation, PPI, JRA or P-C or of any such direct or indirect partner in Carlyle-XIV, Carlyle XV, PPI, JRA or P-C, and (c) the respective successors or assigns of such individuals or entities covered under clause (a) above and the respective successors or assigns of the officers, directors, employees, shareholders, trustees, beneficiaries or agents covered under clause (b) above, provided, however, that in no event shall the Additional Exempt Persons include the Recourse Entities or an Owner Entity.

          8. The obligations of Indemnitor under this Environmental Indemnity are not limited or impaired by the accuracy or inaccuracy of the representations and warranties made by Borrower under the Loan Documents.

          9. Lender shall at all times (until the Loan is repaid in full) be free to inspect the Premises and to perform such other investigations and tests as Lender deems necessary in connection with this Environmental Indemnity, but Lender shall not be obligated to do so. The cost and expense of any inspection pursuant to the immediately preceding sentence shall be Lender's responsibility except that such cost and expense shall be Indemnitor's responsibility if (i) prior to the Foreclosure Date, (x) Lender has grounds to believe, in Lender's reasonable judgment, that the inspection described above will disclose a violation of any Environmental Laws or the existence of an Environmental Problem and (y) Indemnitor fails, upon notice from Lender, to conduct an inspection of the Premises, of a scope reasonably satisfactory to Lender, within thirty (30) days after Lender's notice, through an independent environmental engineering or consulting firm reasonably satisfactory to Lender or Indemnitor fails to furnish to Lender, promptly after completion of such inspection, a satisfactory report of such inspection which shall be reasonably satisfactory to Lender as to the scope, thoroughness and amount of detail therein (with customary qualifications reasonably satisfactory to Lender) or (ii) after the Foreclosure Date, such inspection actually discloses a violation of any Environmental Laws which is Indemnitor's responsibility under this Environmental Indemnity or an actual Environmental Problem which is Indemnitor's responsibility under this Environmental Indemnity. If the report of an inspection prior to the Foreclosure Date discloses an Environmental Problem, all of Indemnitor's obligations hereunder shall apply to such Environmental Problem.

          10. Indemnitor's obligations hereunder shall apply to and include claims or actions brought by or on behalf of employees of Borrower and Indemnitor, and Indemnitor waives, solely to the extent necessary in order to indemnify Lender as required hereunder, any immunity to which Indemnitor may otherwise be entitled under any industrial or worker's compensation laws.

          11. If Indemnitor fails to indemnify Lender as provided herein, Lender shall be subrogated to any rights Indemnitor may have against third parties relating to the matters covered by this Environmental Indemnity.

          12. The rights of Lender under this Environmental Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA, if any), and shall not in any way be deemed a waiver of any of such rights.

          13. Before or after the Foreclosure Date, except if and to the extent that Lender has exercised its right to settle an action or proceeding covered hereby pursuant to paragraph 2(b), Indemnitor may settle any action or proceeding covered hereby, provided that Indemnitor shall have obtained Lender's prior written consent, which consent shall not be unreasonably withheld or delayed so long as (i) such settlement does not create any lien, encumbrance or defect in title with respect to the Premises or any obligation or liability which affects Lender, (ii) such settlement does not include any admission of a release of Hazardous Substances or any admission of a violation of any Environmental Laws and
(iii) all Indemnified Expenses incurred by Lender have been paid in full.

          14. Any defense of Lender by Indemnitor hereunder shall be conducted by attorneys reasonably satisfactory to Lender. If Lender reasonably determines that the interests of Lender and Indemnitor in any action or proceeding conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for Lender and Indemnitor, then Lender may retain Lender's own counsel at Indemnitor's expense.

          15. Unless Indemnitor pays in full, within 30 days after Lender's demand therefor, any payment due from Indemnitor to Lender hereunder, then Indemnitor shall pay to Lender interest (at the rate of fourteen and thirty-seven and one-half one hundredths percent (14.375%) per annum) on any such payment due from Indemnitor from the thirtieth day after the date such payment is demanded by Lender to and including the date of payment.

          16. Indemnitor shall pay Lender's attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of this Environmental Indemnity or the collection of any sums due under this Environmental Indemnity, unless, as to any action or proceeding in connection with this Environmental Indemnity, Indemnitor is the prevailing party in such action or proceeding.

          17. THIS ENVIRONMENTAL INDEMNITY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. INDEMNITOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR RELATING TO THIS ENVIRONMENTAL INDEMNITY, AND INDEMNITOR AGREES AND CONSENTS THAT, IN ADDITION TO ANY METHODS OF SERVICE OR PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING IN ANY STATE COURT OR FEDERAL COURT SITTING IN THAT STATE MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO INDEMNITOR AT THE ADDRESSES INDICATED IN PARAGRAPH 18 HEREOF FOR THE GIVING OF ANY NOTICE, THE UNDERSIGNED HEREBY WAIVING PERSONAL SERVICE THEREOF. SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME SHALL HAVE BEEN SO MAILED.

          18. Any notice, request, demand, consent, approval, or other communication under this Environmental Indemnity (collectively, "Notice") shall be in writing, signed by the party giving such Notice and shall be sent by registered or certified mail, postage prepaid, return receipt requested, or via Federal Express, addressed to the party for whom it is intended at its address as follows (as that address may be changed as hereinafter provided):


If to
Indemnitor:    Progress Partners
                    c/o 900 Third Avenue Associates
                    900 N. Michigan Avenue
                    Chicago, Illinois 60611
                    Attention:  Law Department

With copies
to:                 900 3rd Avenue Associates
                    Carlyle Real Estate Limited
Partnership-XIV
                    Carlyle Real Estate Limited
Partnership-XV
                    900 North Michigan Avenue
                    Suite 1200
                    Chicago, Illinois 60611
                    Attn:  Douglas Welker

If to Lender:       Teachers Insurance and Annuity
                      Association of America
                    730 Third Avenue
                    New York, NY 10017
                    Attn:  Vice President - Administration
                           Mortgage and Real Estate
       Division


 With a copy to:    Teachers Insurance and Annuity
                      Association of America
                    730 Third Avenue
                    New York, NY 10017
                    Attn:  Vice President, Investment Law -
                           Mortgage and Real Estate


           Notice shall be deemed given (a) if by registered or certified mail, on the third day after the same is deposited in an official United States post office or (b) if by Federal Express, on the date received by the recipient of such notice. Any party may from time to time, by Notice to the other party given as above set forth, change its address for purposes of receipt of any such Notice.

          19. Indemnitor represents to Lender that Indemnitor has no actual knowledge of any Environmental Problem. Indemnitor shall promptly notify Lender in writing of any Environmental Problem of which Indemnitor becomes aware. As used in this Environmental Indemnity, the term "actual knowledge" shall mean the current actual knowledge, after appropriate investigation of the files pertaining to the Premises which are under the control of the applicable individual, of Douglas Welker (Asset Manager), Gene Haran (Property Manager), and Scott Bowen (Chief Engineer). Indemnitor represents that the persons referred to in the immediately preceding sentence have, as of December 1, 1994, primary knowledge of matters related to the ownership, management or operation of the Premises.

          20. If there is more than one Indemnitor: (i) the obligations of each Indemnitor are joint and several; (ii) a release of any one or more Indemnitor or any limitation of this Environmental Indemnity in favor of or for the benefit of one or more Indemnitors shall not in any way be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor; (iii) the unenforceability for any reason of this Environmental Indemnity against one or more Indemnitors shall not affect or impair the obligations hereunder of any remaining Indemnitor; and (iv) a separate action hereunder may be brought and prosecuted against one or more Indemnitors. As to any particular claim under this Environmental Indemnity made by Lender, each Indemnitor shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Indemnitor hereunder, with respect to such claim, unless and until all obligations of such Indemnitor, with respect to such claim, have been satisfied, provided, however, that, with respect to such claim, if and so long as Indemnitor promptly pays and performs in full in accordance with Indemnitor's obligations under this Environmental Indemnity, then nothing in this sentence shall prevent any payment under this Environmental Indemnity by any Other Indemnitor from being considered as a Qualified Partner Contribution (as such term is defined in the Taxes and Reserve Escrow Agreement dated as of
December 1, 1994 between Borrower, Lender and the escrow agent named therein (the "Escrow Agreement")) to the extent permitted under the
Escrow Agreement.   To the extent that any limitation of an Indemnitor's
rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, then those rights of subrogation or contribution shall in any event be junior and subordinate to the rights of Lender against any Indemnitor hereunder.

          21. Indemnitor authorizes Lender without notice or demand and without affecting Indemnitor's liability hereunder from time to time to: (a) change, subject to obtaining Borrower's agreement or consent thereto, any of the terms of the Loan Documents; (b) take and hold additional security for the payment of the indebtedness evidenced by the Note and the other amounts payable under the Loan Documents, and enforce, waive and release any such security or, subject to obtaining Borrower's agreement or consent thereto, exchange any such security; (c) release from the lien of the Mortgage all or part of the Premises; (d) apply the Premises and direct the order of manner of sale thereof as Lender in its discretion may determine; or (e) release Borrower from performance or observance of any of the agreements contained in the Loan Documents. Indemnitor's liability hereunder shall also not be affected by any such change, release, or application that arises by operation of law.

          22. Indemnitor waives, to the extent permitted by applicable law:

          (a) Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, and notice of acceptance of this Environmental Indemnity;

          (b) The right, if any, to the benefit of, or to direct the application of, any security held by Lender, including the Premises; and, until all of the indebtedness evidenced by the Note has been paid in full, all rights of subrogation, any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and any right to participate in any security now or hereafter held by Lender;

          (c) Subject to paragraph 25 hereof, the right to require Lender to proceed against Borrower or to proceed against any security now or hereafter held by Lender or to pursue any other remedy in Lender's power;

          (d) The benefits, if Indemnitor is entitled to any benefits, of any or all anti-deficiency statutes or single-action legislation;

          (e) Any defense against Lender arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitor against (i) Borrower or (ii) any security resulting from the exercise of election of any remedies by Lender, including a judicial foreclosure or the exercise of rights under the Mortgage, and any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower;

          (f) The benefit of or right to assert any statute of limitations affecting Indemnitor's liability hereunder or the enforcement thereof to the extent permitted by law;

          (g)  Any homestead exemption rights;

          (h) Any right to deferral or modification of Indemnitor's obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Indemnitor;

          (i) Any defense arising out of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Borrower, or the death of Borrower;

          (j) Any right to assert any offsets or counterclaims against Lender (other than compulsory counterclaims which must be brought as counterclaims in an action or proceeding in order to avoid Indemnitor's waiving, as a matter of law, any right to assert the cause of action which is the basis of the counterclaim) (it being understood that nothing in this clause (j) shall be construed as a waiver of the right to assert defenses (as distinguished from offsets or counterclaims) or as a waiver of the right of Indemnitor to bring a separate action or proceeding against Lender so long as such action or proceeding is not consolidated (except to the extent specifically consented to by Lender) with any action or proceeding brought by Lender); and

          (k) Any other defenses afforded by applicable law to sureties, guarantors or indemnitors (other than defenses of Indemnitor which are expressly provided for in this Environmental Indemnity).

          23. The terms of this Environmental Indemnity are for the sole and exclusive protection and use of Lender. Except as provided in paragraph 6 as to successors and assigns of Lender, no party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any third party.

          24. Indemnitor expressly hereby waives all rights to a trial by jury in any action, counterclaim or proceeding based upon, or related to, the subject matter of this Environmental Indemnity. This waiver applies to all claims against all parties to such actions and proceedings, including parties who are not parties to this Environmental Indemnity. This waiver is knowingly, intentionally, and voluntarily made by Indemnitor and Indemnitor expressly acknowledges that neither Lender nor any person acting on behalf of Lender has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Indemnitor further acknowledges that Indemnitor has been represented (or has had the opportunity to be represented) by counsel in the execution and delivery of this Environmental Indemnity and in the making of this waiver by independent legal counsel, selected of Indemnitor's own free will, and that Indemnitor has had the opportunity to discuss this waiver with counsel. Indemnitor further acknowledges that Indemnitor has read and understands the meaning and ramifications of this Environmental Indemnity and, specifically, this waiver provision.

          25. Notwithstanding any other provision of this Environmental Indemnity to the contrary, Lender shall not commence any action or proceeding before any judicial or administrative authority against Associates, Carlyle XIV or Carlyle XV in respect of any default by Indemnitor under this Environmental Indemnity unless Lender has notified Borrower and the Other Indemnitors of such default and Borrower has not fully cured such default within thirty (30) days after such notice from Lender (or, if Borrower has promptly commenced such cure within such thirty (30) day period and is diligently prosecuting such cure, such additional period as Lender may, in Lender's sole and absolute discretion, permit Borrower to continue curing), provided, however, that the provisions of this paragraph shall be of no further force or effect if Borrower ceases to exist and provided, further, that Lender's right to commence an action or proceeding as aforesaid shall not be conditioned upon any action of Lender other than the sending of notice in accordance with the provisions of paragraph 18 of the Environmental Indemnity. Notwithstanding any other provision of this Environmental Indemnity to the contrary, after the Foreclosure Date (i) neither Borrower nor the Other Indemnitors shall have any right to enter the Premises or to cure, or to attempt to cure, any default by Indemnitor to the extent such cure would involve entering upon or performing work at the Premises (but this clause (i) shall not limit Borrower's rights as to a Monitor Firm under paragraph 2(c) above) and
(ii) Lender's rights under this Environmental Indemnity (including, without limitation, Lender's rights to commence an action or proceeding as described in the immediately preceding sentence) shall not be conditioned upon affording Borrower or the Other Indemnitors the right to enter, or perform work at, the Premises after the Foreclosure Date.

          26. Any indebtedness of Borrower now or hereafter owed to or held by any Other Indemnitor is hereby subordinated to the indebtedness of Borrower to Lender; and such indebtedness of Borrower to any Indemnitor shall, if Lender so requests, be collected, enforced and received by such Indemnitor as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of such Indemnitor under the other provisions of this Environmental Indemnity. The immediately preceding sentence shall not be construed as preventing loans or contributions by the Other Indemnitors to Borrower from being treated as Qualified Partner Contributions to the extent such treatment is provided for under the Escrow Agreement, in which case upon repayment to such Other Indemnitors of such Qualified Partner Contributions in accordance with the Escrow Agreement the immediately preceding sentence shall cease to apply to the moneys so repaid.

          27. If Borrower pays any sum otherwise payable by Indemnitor hereunder and if such sum must be repaid to Borrower pursuant to any bankruptcy or insolvency law, then Indemnitor's obligation to pay such sum hereunder shall not be diminished and shall continue in full force and effect.

          28. Lender shall have no duty to disclose or report to Indemnitor any information now or hereafter known to Lender regarding the Premises or the Borrower including, without limitation, information regarding any Environmental Problem or circumstances that could result in an Environmental Problem.

          29. So long as Indemnitor has complied and continues to comply with the terms of this Environmental Indemnity and all Indemnified Expenses incurred by Lender have been paid in full, Lender will endeavor to cooperate with Indemnitor, at Indemnitor's sole cost and expense, in Indemnitor's efforts to obtain reimbursement from third parties, including without limitation governmental agencies and insurance companies, for all or a portion of the amounts (including without limitation Indemnified Expenses) paid with respect to any Environmental Problem, and Indemnitor shall be subrogated to the rights of Lender respecting such reimbursement, whether or not such amounts are expended prior to or after the Foreclosure Date.

          30. If any term of this Environmental Indemnity or any application of any such term shall be invalid, illegal, or unenforceable, the remainder of this Environmental Indemnity and any other application of such term shall remain effective.

          31. No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Environmental Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent Lender from insisting upon strict compliance with this Environmental Indemnity at any time thereafter.

          32. No provision of this Environmental Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

          IN WITNESS WHEREOF, Indemnitor has caused this Environmental Indemnity to be executed as of the date first written above.


Indemnitor:

                    PROGRESS PARTNERS, a New York General
                    Partnership

                    By:  Progress Properties, Inc., a New
                         York corporation, a General
                         Partner

                         By:
                              ________________________________
                              Albert Schwartz,
                              Authorized signatory

                    By:  900 3rd Avenue Associates, an
                         Illinois General Partnership, a
                         General Partner

                         By:  Carlyle Real Estate Limited
                              Partnership-XIV, an Illinois
                              Limited Partnership, a
                              General Partner

                              By:  JMB Realty Corporation, a
                                   Delaware corporation, its
                                   General Partner

                                   By:
                                        ______________________
                                        Deborah A. Schenk
                                        Vice President

                         By:  Carlyle Real Estate Limited
                              Partnership-XV, an Illinois
                              Limited Partnership, a
                              General Partner

                              By:  JMB Realty
                                   Corporation, a
                                   Delaware corporation, its
                                   General Partner

                                   By:
                                        ______________________
                                        Deborah A. Schenk
                                        Vice President


                    900 3RD AVENUE ASSOCIATES, an
                    Illinois General Partnership, a
                    General Partner

                    By:  Carlyle Real Estate Limited
                         Partnership-XIV, an Illinois
                         Limited Partnership, a General
                         Partner

                         By:  JMB Realty Corporation, a
                              Delaware corporation, its
                              General Partner

                              By:
                                   ________________________
                                   Deborah A. Schenk
                                   Vice President

                    By:  Carlyle Real Estate Limited
                         Partnership-XV, an Illinois
                         Limited Partnership, a General
                         Partner

                         By:  JMB Realty Corporation, a
                              Delaware corporation, its
                              General Partner

                              By:
                                   ________________________
                                   Deborah A. Schenk
                                   Vice President


                    CARLYLE REAL ESTATE LIMITED PARTNERSHIP-
                    XIV, an Illinois Limited Partnership

                    By:  JMB Realty Corporation, a Delaware
                         corporation, its general partner

                         By:
                              _____________________________
                              Deborah A. Schenk
                              Vice President


                    CARLYLE REAL ESTATE LIMITED PARTNERSHIP-
                    XV, an Illinois Limited Partnership

                    By:  JMB Realty Corporation, a Delaware
                         corporation, its General Partner

                         By:
                              _____________________________
                              Deborah A. Schenk
                              Vice President

                            Schedule A


                      Description of Premises